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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          May 5, 1995
                                                 -----------------------------


                            Acme Metals Incorporated
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             (Exact name of registrant as specified in its charter)



           Delaware                 0-14727               36-3802419
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 (State or other jurisdiction     (Commission            (IRS Employer
 of incorporation)                File Number)         Identification No.)



         13500 South Perry Avenue, Riverdale, Illinois     60627-1182
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           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code   (708) 849-2500
                                                   ----------------------------



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        (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On May 5, 1995 the Company issued a press release announcing that its Acme Steel Company subsidiary ("Acme Steel") and National Material L.P., an affiliate of Tang Industries, Inc., have signed a letter of intent to form a joint venture to construct and operate a facility to pickle, oil and slit (process) wide steel coils from Acme Steel's new continuous thin-slab caster/hot strip mill modernization project under construction in Riverdale, Illinois. The location for the proposed joint venture facility has not been finalized.

          Under the terms of the letter of intent, Acme Steel would be a minority equity participant and the processing facility would be constructed and managed by National Material L.P.

          Consummation of the joint venture agreement will, among other conditions, be subject to the execution of a mutually satisfactory definitive joint venture agreement between the parties and final approval of the Boards of Directors of the respective parties.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          The following exhibit accompanies this Current Report on Form 8-K:


               Exhibit No.              Description
               -----------              -----------

                  20.1                  Press release issued
                                        on May 5, 1995



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACME METALS INCORPORATED
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                                   (Registrant)



                                     /s/ Edward P. Weber, Jr.

Date:  May 8, 1995                 By:__________________________________________
                                      Edward P. Weber, Jr.
                                      Vice President, General Counsel and
                                      Secretary